UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2019

PCT LTD

(Exact name of registrant as specified in its charter)

Nevada	000-31549	90-0578516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02 Unregistered Sales of Equity Securities

TFK Investments LLC Note Conversions

From June 11, 2019 through July 2, 2019, the Registrant issued TFK Investments LLC shares of its common stock upon partial conversion of the promissory note dated November 28, 2018 as follows:

Date of Conversion	Principal Amount Converted	Conversion Price	Number of Shares Issued	Principal Balance Remaining
6/11/2019	$4,292.50 plus $500.00 in fees	$0.01917	250,000	$60,707.50
6/15/2019	$8,862.50 plus $500.00 in fees	$0.003745	2,500,000	$51,845.00
6/25/2019	$3,763.00 plus $500.00 in fees	$0.00147	2,900,000	$48,082.00
6/27/2019	$4,483.30 plus $500.00 in fees	$0.00147	3,390,000	$43,598.70
7/3/2019	$5,100.00 plus $500.00 in fees	$0.0014	4,000,000	$38,498.70
Total	$29,001.30		13,040,000

Power Up Lending Group Ltd Note Conversions

From June 12, 2019 through July 5, 2019, the Registrant issued Power Up Lending Group LTD shares of its common stock upon partial conversion of the promissory note dated December 5, 2018 as follows:

Date of Conversion	Principal Amount Converted	Conversion Price	Number of Shares Issued	Principal Balance Remaining
6/12/2019	$12,000.00	$0.0323	371,517	$51,000.00
6/19/2019	$15,000.00	$0.0063	2,380,952	$61,500.00*
6/25/2019	$9,400.00	$0.0036	2,611,111	$52,100.00*
6/27/2019	$9,300.00	$0.0036	2,583,333	$42,800.00*
7/1/2019	$8,100.00	$0.0031	2,612,903	$34,700.00*
7/5/2019	$10,400.00	$0.0026	4,000,000	$24,300.00*
Total	$64,200.00		14,559,816

*       Includes default amount

Crown Bridge Partners, LLC Note Conversions

From June 12, 2019 through June 27, 2019, the Registrant issued Crown Bridge Partners, LLC shares of its common stock upon partial conversion of the promissory note dated November 28, 2018 as follows:

Date of Conversion	Principal Amount Converted	Conversion Price	Number of Shares Issued	Principal Balance Remaining
6/12/2019	$4,580.05 plus $500 in fees	$0.01917	265,000	$45,419.95
6/19/2019	$7,060.00 plus $500 in fees	$0.0028	2,700,000	$38,359.95
6/26/2019	$1,046.50	$0.00035	2,990,000	$37,313.45
6/27/2019	$1,190.00	$0.00035	3,400,000	$36,123.45
Total	$14,876.55		9,355,000

Current Outstanding Shares and Reserves

As of July 10, 2019 there are 84,597,864 shares of the Registrant’s common stock issued and outstanding, and 215,402,136 shares of common stock that have been reserved for conversion of additional convertible notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCT LTD

By: /s/ F. Jody Read

F. Jody Read, CEO

Date: July 10, 2019